UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 19, 2017 (December 14, 2017)
Date of Report (Date of Earliest Event Reported)

Harte Hanks, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7120	74-1677284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9601 McAllister Freeway, Suite 610
San Antonio, Texas 78216
(210) 829-9000
(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

Harte Hanks, Inc. (the “Company”) held a special meeting of stockholders on December 14, 2017, at which stockholders voted on, and adopted and approved, the items below. At the close of business on October 20, 2017 (the record date for the special meeting), 62,537,577 shares of Common Stock were outstanding and entitled to vote at the special meeting, held by approximately 1,900 holders of record. As the holders of 52,353,320 shares of Common Stock, having a majority of the votes that could be cast by the holders of all outstanding shares of Common Stock entitled to vote at any meeting of the Company’s stockholders, were represented in person or by proxy at the special meeting, a quorum was present.

The number of votes cast for or against, as well as abstentions, with respect to each of the proposals presented at the special meeting, are set forth below.

(1)
Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect (i) a reverse stock split of the Company’s issued and outstanding common stock, par value $1.00 per share (the “Common Stock”), at a ratio of 1-for-5, 1-for-10 or 1-for-20, such ratio to be determined by the Board of Directors (the “Board”) at a later date, and (ii) a reduction in the number of authorized shares of Common Stock by a corresponding ratio:

Number of Shares Voted
For	Against	Abstain
47,250,336	5,086,654	16,330

(2)
To adjourn the special meeting, if necessary or appropriate, to establish a quorum or to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting cast in favor of proposal one above:

Number of Shares Voted
For	Against	Abstain
46,727,112	5,605,223	20,985

The foregoing proposals were the only proposals to be acted upon at the special meeting. For more information on the foregoing proposals, see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 2, 2017 and amended on November 7, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Harte Hanks, Inc.
Dated: December 19, 2017
By:     /s/Robert L. R. Munden
Executive Vice President,
General Counsel & Secretary